EXHIBIT 16

                   [KIRKLAND, RUSS, MURPHY & TAPP LETTERHEAD]

March 17, 2000


Securities and Exchange Commission
455th Street N.W.
Washington, D.C. 20549

Dear Sirs:

We have reviewed Form 8-K filed March 17, 2000, for Telehublink Corporation and agree with the comments made therein.

/s/ KIRKLAND, RUSS, MURPHY AND TAPP
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